Exhibit 99.1

Hoth Therapeutics Announces $2.0 Million Registered Direct Offering

NEW YORK, April 1, 2026 – Hoth Therapeutics, Inc. (Nasdaq: HOTH), a clinical-stage biopharmaceutical company focused on developing innovative therapies for unmet medical needs, today announced that it has entered into a definitive agreement for the purchase and sale of an aggregate of 2,857,144 shares of its common stock (or common stock equivalents in lieu thereof) at an offering price of $0.70 per share of common stock (or per common stock equivalent in lieu thereof), in a registered direct offering. Additionally, in a concurrent private placement, the Company issued and sold unregistered warrants to purchase up to an aggregate of 2,857,144 shares of common stock at an exercise price of $0.85 per share. The unregistered warrants will become exercisable six months following the date of issuance and will expire five and one-half years following the date of issuance. The closing of the offering is expected to occur on or about April 2, 2026, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The aggregate gross proceeds to the Company from the offering are expected to be approximately $2.0 million, before deducting the placement agent’s fees and other offering expenses payable by the Company. The potential additional gross proceeds to the Company from the unregistered warrants, if fully exercised on a cash basis, will be approximately $2.4 million. No assurance can be given that any of such unregistered warrants will be exercised. The Company intends to use the net proceeds from this offering for general corporate purposes, including working capital.

The shares of common stock (or common stock equivalents in lieu thereof) described above (but not the unregistered warrants issued in the concurrent private placement and the shares issuable thereunder) are being offered and sold by the Company in a registered direct offering pursuant to a “shelf” registration statement on Form S-3 (File No. 333-291566) that was originally filed with the Securities and Exchange Commission (the “SEC”) on November 17, 2015, and became effective on December 4, 2025. The offering of the shares of common stock (or common stock equivalents in lieu thereof) in the registered direct offering is being made only by means of a base prospectus and prospectus supplement that forms a part of the effective registration statement. A final prospectus supplement and the accompanying base prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying base prospectus, when available, may also be obtained from H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The unregistered warrants issued in the concurrent private placement and the shares issuable upon exercise of such warrants were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and/or Regulation D promulgated thereunder, have not been registered under the Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Hoth Therapeutics, Inc.

Hoth Therapeutics is a clinical-stage biopharmaceutical company dedicated to developing innovative, impactful, and ground-breaking treatments with a goal to improve patient quality of life. We are a catalyst in early-stage pharmaceutical research and development, elevating drugs from the bench to pre-clinical and clinical testing. Utilizing a patient-centric approach, we collaborate and partner with a team of scientists, clinicians, and key opinion leaders to seek out and investigate therapeutics that hold immense potential to create breakthroughs and diversify treatment options. To learn more, please visit https://ir.hoththerapeutics.com/ .

Forward-Looking Statement

These statements relate to the consummation of the offering, the satisfaction of customary closing conditions related to the offering and the use of proceeds therefrom

This press release includes forward-looking statements based upon Hoth’s current expectations, which may constitute forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, and are subject to substantial risks, uncertainties, and assumptions. These statements relate to the consummation of the offering; the satisfaction of customary closing conditions related to the offering; the use of proceeds from the offering and the potential exercise of the unregistered warrants prior to their expiration; Hoth’s business strategies; the timing of regulatory submissions; the ability to obtain and maintain regulatory approval of existing product candidates and any other product candidates we may develop, and the labeling under any approval we may obtain; the timing and costs of clinical trials, and the timing and costs of other expenses; market acceptance of our products; the ultimate impact of the current coronavirus pandemic, or any other health epidemic, on our business, our clinical trials, our research programs, healthcare systems, or the global economy as a whole; our intellectual property; our reliance on third-party organizations; our competitive position; our industry environment; our anticipated financial and operating results, including anticipated sources of revenues; our assumptions regarding the size of the available market, benefits of our products, product pricing, and timing of product launches; management’s expectation with respect to future acquisitions; statements regarding our goals, intentions, plans, and expectations, including the introduction of new products and markets; and our cash needs and financing plans. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. You should not place reliance on these forward-looking statements, which include words such as “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” or similar terms, variations of such terms, or the negative of those terms. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. Hoth may not realize its expectations, and its beliefs may not prove correct. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, market and other conditions and the factors described in the section titled “Risk Factors” in Hoth’s most recent Annual Report on Form 10-K and Hoth’s other filings made with the U. S. Securities and Exchange Commission. All such statements speak only as of the date made. Consequently, forward-looking statements should be regarded solely as Hoth’s current plans, estimates, and beliefs. Investors should not place undue reliance on forward-looking statements. Hoth cannot guarantee future results, events, levels of activity, performance, or achievements. Hoth does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events, or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law.

Investor Contact:

LR Advisors LLC

Email: investorrelations@hoththerapeutics.com

www.hoththerapeutics.com

Phone: (678) 570-6791